This is filed pursuant to Rule 497(e).
                                               File Nos. 002-17531 and 811-01018

                                                                  March 17, 2006

                         DREYFUS FOUNDERS PASSPORT FUND
                        CLASS A, B, C, R AND T PROSPECTUS

                            Supplement to Prospectus
                                Dated May 1, 2005
                          (As Previously Supplemented)


The section of the fund's prospectus entitled "More About Investment Objective, Strategies and Risks" is hereby amended by inserting new third, fourth and fifth paragraphs on page 4 as follows:

        DERIVATIVE INSTRUMENTS. Unlike stocks or bonds that represent actual ownership of the equity or debt of an issuer, derivatives are instruments that derive their value from an underlying security, index, or other financial instrument. Derivatives may be used for the following purposes: to hedge risks inherent in a fund's portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, to equitize cash, to reduce transaction costs associated with managing a portfolio, and/or to implement a fund's investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the fund may use include futures contracts (including those related to indexes) and forward contracts, and purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies, and purchasing equity-linked notes. The fund has limits on the use of derivatives and is not required to use them in seeking its investment objectives.

        Certain strategies may hedge all or a portion of the fund's portfolio against price fluctuations. Other strategies, such as buying futures and call options, would tend to protect the fund against increases in the prices of securities or other instruments the fund intends to buy. Forward contracts, futures contracts and options may be used to try to manage foreign currency risks on the fund's foreign investments. Options trading may involve the payment of premiums and has special tax effects on the fund.

        There are special risks in using particular derivative strategies. Using derivatives can cause the fund to lose money on its investments and/or increase the volatility of its share prices. In addition, the successful use of derivatives draws upon skills and experience that are different from those needed to select the other securities in which the fund invests. Should interest rates, foreign currency exchange rates, or the prices of securities or financial indexes move in an unexpected manner, the fund may not achieve the desired benefit of these instruments, or may realize losses and be in a worse position than if the instruments had not been used. The fund could also experience losses if the prices of its derivative positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.